INDEPENDENT AUDITORS' REPORT

The Board of Directors
CapStar Hotel Company:

We have audited the accompanying balance sheet of the National Airport Hilton (the Hotel) as of December 31, 1996, and the related statements of operations, owners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Hotel's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the National Airport Hilton as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Washington, D.C.
July 25, 1997

NATIONAL AIRPORT HILTON
BALANCE SHEETS
JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996

                                                                                           1997           1996
                                                                                      --------------  ------------
                                                                                       (UNAUDITED)
ASSETS
Cash................................................................................  $      254,174       224,725
Escrow accounts.....................................................................         225,957       349,869
Accounts receivable, net............................................................       1,259,529       338,568
Inventory...........................................................................         328,142       366,078
Hotel property:
  Land..............................................................................       1,900,000     1,900,000
  Building and building improvements, net of accumulated depreciation of $6,485,917
    as of June 30, 1997 and $6,231,741 as of December 31, 1996......................      14,515,714    14,255,113
                                                                                      --------------  ------------
Total hotel property................................................................      16,415,714    16,155,113
Deferred financing costs, net of accumulated amortization of $2,770,829 as of
  June 30, 1997 and $1,895,829 as of December 31, 1996..............................         729,171     1,604,171
Deposits and other assets...........................................................          85,752        75,976
                                                                                      --------------  ------------
                                                                                      $   19,298,439    19,114,500
                                                                                      --------------  ------------
                                                                                      --------------  ------------

LIABILITIES AND OWNERS' DEFICIT
Accounts payable and accrued expenses:
  Accounts payable and other accrued expenses.......................................  $    1,972,325     1,216,663
  Deferred interest payable (note 3)................................................       3,500,000     3,500,000
                                                                                      --------------  ------------
Total accounts payable and accrued expenses.........................................       5,472,325     4,716,663
Notes payable (note 3)..............................................................      23,557,000    23,557,000
Advanced deposits...................................................................          72,201        67,574
                                                                                      --------------  ------------
Total liabilities...................................................................      29,101,526    28,341,237
Owners' deficit.....................................................................      (9,803,087)   (9,226,737)
                                                                                      --------------  ------------
                                                                                      $   19,298,439    19,114,500
                                                                                      --------------  ------------
                                                                                      --------------  ------------

See accompanying notes to financial statements.

NATIONAL AIRPORT HILTON
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

                                                                         1997       1996
                                                                       ---------  ---------
                                                                       (UNAUDITED)
Hotel operating revenue:
  Room rental........................................................ $4,763,646  8,212,957
  Food and beverage sales............................................  1,360,668  2,663,449
  Other operating departments........................................    295,037    597,321
                                                                       ---------  ---------
Total hotel operating revenue........................................  6,419,351 11,473,727
                                                                       ---------  ---------
Hotel operating expenses:
  Rooms..............................................................  1,007,784  1,931,283
  Food and beverage..................................................  1,095,419  2,217,016
  Other operating departments........................................    176,750    406,475
Undistributed operating expenses:
  Administrative and general.........................................    751,680  1,449,597
  Marketing..........................................................    350,144    707,010
  Utilities..........................................................    265,520    568,197
  Repairs and maintenance............................................    316,728    440,317
  Depreciation.......................................................    254,176    508,350
  Management fee (note 4)............................................    256,774    457,607
  Franchise fee (note 5).............................................    238,182    216,884
  Insurance and taxes................................................    236,756    567,306
  Equipment leases...................................................     23,438     51,980
  Interest expense (note 3)..........................................  2,084,838  4,124,837
  Other..............................................................     27,512     57,390
                                                                       ---------  ---------
Total expenses.......................................................  7,085,701 13,704,249
                                                                       ---------  ---------
Net loss............................................................. $(666,350)(2,230,522)
                                                                       ---------  ---------
                                                                       ---------  ---------

See accompanying notes to financial statements.

NATIONAL AIRPORT HILTON
STATEMENTS OF OWNERS' DEFICIT
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1996

Balance, December 31, 1995.....................................................  $(7,135,778)
  Capital contribution.........................................................      139,563
  Net loss.....................................................................   (2,230,522)
                                                                                 -----------
Balance, December 31, 1996.....................................................   (9,226,737)
                                                                                 -----------
  Capital contribution.........................................................       90,000
  Net loss.....................................................................     (666,350)
                                                                                 -----------
Balance, June 30, 1997.........................................................  $(9,803,087)
                                                                                 -----------
                                                                                 -----------

See accompanying notes to financial statements.

NATIONAL AIRPORT HILTON
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

                                                                                            1997         1996
                                                                                         -----------  -----------
                                                                                         (UNAUDITED)
Cash flows from operating activities:
  Net loss.............................................................................  $  (666,350)  (2,230,522)
  Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
    Depreciation expense...............................................................      254,176      508,350
    Amortization of deferred financing costs...........................................      875,000    1,749,996
    (Increase) decrease in accounts receivable.........................................     (920,961)     248,464
    Decrease (increase) in inventory...................................................       37,936     (334,418)
    Decrease (increase) in escrow accounts.............................................      123,912     (202,577)
    Increase in deposits and other assets..............................................       (9,776)     (45,232)
    Increase (decrease) in accounts payable and accrued expenses.......................      755,662     (492,296)
    Increase in advanced deposits......................................................        4,627       17,671
                                                                                         -----------  -----------
Net cash provided by (used in) operating activities....................................      454,226     (780,564)
                                                                                         -----------  -----------
Cash flows from investing activities--purchases of furniture and equipment.............    (514,777)   (1,843,860)
                                                                                         -----------  -----------
Cash flows from financing activities--capital contributions............................       90,000      139,563
                                                                                         -----------  -----------
Net increase (decrease) in cash........................................................       29,449   (2,484,861)
Cash at beginning of period............................................................      224,725    2,709,586
                                                                                         -----------  -----------
Cash at end of period..................................................................  $   254,174     224,725
                                                                                         -----------  -----------
                                                                                         -----------  -----------
Supplemental disclosure of cash flow information:
Interest paid..........................................................................  $ 1,015,934    2,206,706
                                                                                         -----------  -----------
                                                                                         -----------  -----------

See accompanying notes to financial statements.

NATIONAL AIRPORT HILTON
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996


(1) ORGANIZATION

    The National Airport Hilton (the "Hotel") is located near National Airport in Arlington, Virginia. The Hotel has been operated under a franchise agreement with Hilton Inns, Inc. since 1995. The Hotel has 386 rooms, an indoor pool and fitness center, a lobby gift shop, and 24 hour security and room service. In addition, the Hotel has 17,000 square feet of convention and ballroom space.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accounts of the Hotel for the periods presented are included in the financial records of the partnership that owned the Hotel. The accompanying financial statements include the accounts of the Hotel only, as if they were a separate legal entity, and have been prepared using the accrual basis of accounting.

    ESCROW ACCOUNTS

    Escrow accounts represent amounts paid into a property tax and insurance escrow account.

    HOTEL PROPERTY

    Building, building improvements and land are stated at cost. Depreciation is computed on the building and building improvements using the straight-line method over their estimated useful lives of 40 years.

    Management periodically evaluates potential permanent impairment of the net carrying value of the Hotel. If the net carrying value of the Hotel exceeds its fair value, the excess is charged to operations. No impairment losses were recorded in 1997 or 1996.

    DEFERRED FINANCING COSTS

    Deferred financing costs are being amortized on a basis which approximates the interest method, over the two year term of the related loan.

    INVENTORY

    Inventory primarily consists of food and beverage, linens, silverware, and glassware and is stated at cost using the first-in, first-out method of inventory valuation.

    REVENUES

    Revenue is earned primarily through the operations of the Hotel and is recognized when earned.

    INCOME TAXES

    The Hotel is owned by a partnership, and therefore, any income taxes are reported by the individual partners.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and judgments that affect the reported amounts of assets and

NATIONAL AIRPORT HILTON
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

liabilities and disclosures of contingencies at the date of the financial statements and revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3) NOTES PAYABLE

    Notes Payable consisted of the following at June 30, 1997 and December 31, 1996:

                                                                                          JUNE 30,     DECEMBER
                                                                                            1997       31, 1996
                                                                                         -----------  -----------
                                                                                        (UNAUDITED)
LEHMAN BROTHERS HOLDINGS INC.
Mortgage note payable to Lehman Brothers Holdings Inc. secured by a mortgage, deed of trust and assignment of leases and rents on the Hotel. Interest payable monthly at LIBOR plus 450 basis points (10.22% at June 30, 1997 and 10.19% at
  December 31, 1996). Balance is due November 21, 1997, however may be extended for one year with interest at LIBOR plus 550 basis points and an extension fee
  of two percent of the outstanding principal balance..............................  $  22,057,000     22,057,000

HILTON INNS, INC.
Loan payable to Hilton Inns, Inc., secured by a pledge and security agreement of
  (i) 95 percent of the partnership interests of the Hotel's owner and (ii) a security interest in the Hotel. Interest payable semi-annually at twelve percent
  with the balance due November 21, 1998...........................................      1,500,000      1,500,000
                                                                                     -------------  -------------
                                                                                     $  23,557,000     23,557,000
                                                                                     -------------  -------------
                                                                                     -------------  -------------

    The mortgage note payable to Lehman Brothers Holdings, Inc. requires the Hotel to pay additional interest of $3,500,000. In accordance with the terms of the note, the additional interest is considered fully earned at inception of the note, and is payable on the maturity date or upon its earlier repayment. These deferred interest costs are being amortized into interest expense over the twenty-four month term of the note.

(4) COMMITMENTS

    HOTEL MANAGEMENT AGREEMENT

    On November 5, 1995, the Hotel entered a 5-year management agreement with US Hotel Associates, the owner of the Hotel, for management of the Hotel. The management agreement provides for payment of a management fee of 4% of Gross Income, as defined in the agreement, payable monthly. Total management fees under this agreement were $256,774 (unaudited) for the six months ended June
30, 1997 and $457,607 for the year ended December 31, 1996.


(5) LICENSE AGREEMENT

    On November 21, 1995, the Hotel entered into an agreement with Hilton Inns, Inc. for a license and franchise to operate the Hotel under the Hilton name. The agreement provides for payment of a monthly fee of 2.5 percent (5 percent effective January 1997) of gross room sales. In addition, the agreement

NATIONAL AIRPORT HILTON
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
(5) LICENSE AGREEMENT (CONTINUED)

requires the payment of a monthly advertising fee of 1 percent of gross room sales. The agreement terminates on November 30, 2005.

(6) SUBSEQUENT EVENTS

    On July 1, 1997, the Hotel was purchased by CapStar Hotel Company (CapStar) for approximately $36.5 million and will thereafter be owned and managed by CapStar.